UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2023

Todos Medical Ltd.

(Exact name of registrant as specified in its charter)

Israel	000-56026	n/a
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

121 Derech Menachem Begin, 30th Floor

Tel Aviv, 6701203 Israel

(Address of principal executive offices)

Registrant’s telephone number, including area code: 972 (52) 642-0126

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On March 24, 2023, the Company entered into an amendment (the “Third Amendment”) to its existing line of credit agreement with Testing 123 LLC (the “Lender”) (“Line of Credit Agreement”), pursuant to which (a) Todos Botanicals, LLC was added as a borrower under the Line of Credit Agreement, (b) the Company agreed to issue 43,000,000 of its Ordinary Shares to the Lender, in addition to the 50,000,000 Ordinary Shares of the Company that were previously issued to the Lender in consideration of a modification of the Line of Credit Agreement that was entered into on June 24, 2022, and (c) the Company granted to the Lender an option to purchase a non-dilutable 10% interest in Todos Botanicals, LLC for $100,000, which option shall expire upon the later of (i) the date that the obligations of the Company to the Lender under the Agreement are paid in full and (ii) March 24, 2028.

The Third Amendment is furnished as Exhibit 10.1 to this current report on Form 8-K. The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the Third Amendment.

No.	Description
10.1	Third Amendment to Revolving Line of Credit Agreement entered into as of March 24 2023 by and between Todos Medical Ltd. a corporation organized under the laws of Israel, Corona Diagnostics LLC, a limited liability company organized under the laws of the State of Nevada, Provista Diagnostics Inc. a corporation organized under the laws of the State of Delaware, Todos Medical USA, Inc., a corporation organized under the laws of the State of Nevada, and Breakthrough Diagnostics, Inc., a corporation organized under the laws of the State of Nevada (the “Existing Borrowers”), and Todos Botanicals LLC, a limited liability company organized under the laws of the State of Nevada (the “New Borrower” and together with the Existing Borrowers, the “Borrower”), and Testing 123 LLC, a limited liability company organized under the laws of the State of Delaware (the “Lender”).
104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2023

TODOS MEDICAL LTD.

By:	/s/ Gerald Commissiong
Gerald Commissiong
Chief Executive Officer

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